EXHIBIT 10.2




                     SPLIT DOLLAR AGREEMENT


     This  Split Dollar Agreement (the "Agreement") is  made  and entered into as of December 20, 1996 by and between Nortek, Inc.,

a  Delaware  corporation having a principal place of business  in

Providence,  Rhode Island (the "Corporation"),  and  Douglass  N.

Ellis,  Jr.,  of  Brookline, Massachusetts (the  "Trustee"),  for

himself and his successors in office as trustee of The Richard L.

Bready 1996 Irrevocable Trust established as of December 20, 1996 by Richard L. Bready, of said Providence (the Corporation and the

Trustee are hereinafter referred to together as the "Parties").

                          WITNESSETH:

     WHEREAS,  Richard L. Bready ("the Employee") is employed  by the Corporation as its chief executive officer; and

     WHEREAS,  the Corporation desires to assist the  Trustee  in

funding   insurance  on  the  Employee's  life,  the  Corporation

believing  that  providing  such  assistance  is  in   its   best

interests; and

     WHEREAS,  the  Trustee  is the owner  of  policies  numbered

[policy  numbers redacted] (the "Policies") issued  by  New  York

Life  Insurance  Company ("the Insurer") on the Employee's  life;

and

     NOW, THEREFORE, for and in consideration of the promises and mutual  covenants  expressed herein by each of the  Parties,  the

Parties agree as follows:

     1.    The Corporation shall pay each premium on the Policies

due  on or after the date of this Agreement, on or before the due

date   or   within  the  applicable  grace  period.   Immediately

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thereafter, the Corporation may require payment from the  Trustee of  the Trustee's share (as defined below).  If payment from  the

Trustee  is  not  so required, the Corporation  shall  treat  its payment  of  the  Trustee's share (as so defined)  as  additional compensation  to  the  Employee.  The  Trustee's  share  of  each premium shall be that portion of the premium that is equal to the economic  benefit  which the Employee would  be  deemed  to  have received and which would be taxable to him for federal income tax purposes  under Revenue Rulings 64-328, 66-110 and any subsequent rulings  or  regulations if the entire premium were paid  by  the

Corporation.

     2.   The Trustee shall be the owner the Policies and, except

to  the  extent  of the Corporation's Interest  in  each  of  the

Policies as provided herein, shall have and may exercise all  the rights of a policy owner.  Dividends shall not be applied to  the payment  of  premiums unless otherwise agreed by the  Corporation and the Trustee.

     3.     The  Trustee  hereby assigns to the  Corporation  the

following limited ownership rights in the Policies:

     (a) The right to obtain one or more loans or advances on each of the Policies to the extent of the Corporation's Interest in the particular policy.

     (b) The right upon termination of this Agreement to realize against the cash value of each of the Policies or the death proceeds payable under the terms of each of the Policies, as the case may be, the Corporation's Interest in the particular policy. For purposes of this subparagraph, the sale, surrender, or transfer of ownership of one of the Policies by the Trustee shall be deemed a termination of the Agreement with respect to that policy unless consented to by the Corporation. If this Agreement terminates during the Employee's lifetime with respect to a particular policy, the Corporation shall have no right of recovery against the Trustee in excess of the then cash value of such policy.

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The  Trustee  shall  upon  execution of  this  Agreement  execute collateral  assignments evidencing and securing the Corporation's

Interest in the Policies.

     4.   The Corporation's "Interest" in each of the Policies as

of  any given date shall equal the greater of (a) the cash  value of  such  policy  as  of  such  date  and  (b)  the  sum  of  the

Corporation's  cumulative  premiums  paid  to  the  Insurer  with respect  to the policy, in either case reduced by the  amount  of any  outstanding indebtedness on the particular policy.  The term

"cash value" means the gross cash value of the particular policy,

including  accumulated dividends and the value  of  any  paid  up additions.

     5.    This Agreement may be terminated by either party, with

or  without the consent of the other party, by giving  notice  to the  other party.  If not sooner terminated, this Agreement shall terminate  upon  the first to occur of any one of  the  following events:

     (a)  The total cessation of the business of the Corporation;

     (b)  Termination  of  the  Employee's  employment  with  the
          Corporation (employment shall include any period during
          which   Employee   serves  as  a  consultant   to   the
          Corporation);

     (c)  The   bankruptcy,  insolvency  or  dissolution  of  the
          Corporation; or

     (d)  The death of the Employee.

Upon  termination, the rights of the Parties shall be as provided herein.

     6.    The  Parties  agree to execute any and  all  documents

necessary or proper to carry out the purpose and intent  of  this

Agreement.


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     7.    The Parties agree that this is a private agreement  to

which  the Insurer is not a party and for which it can assume  no responsibility and, therefore, a copy need not be filed with  the

Insurer.  The Insurer shall be fully protected from all liability

under   each   policy  covered  by  this  Agreement  in   dealing

exclusively  with  the owner of the Policies and  in  paying  the proceeds  of  the  Policies  in accordance  with  any  collateral assignment and beneficiary designation provided to the Insurer.

     8.   If this Agreement is subject to the Employee Retirement

Income  Security  Act of 1974 ("ERISA"), it shall  constitute  an employee  welfare benefit plan.  If required, the Vice  President and  Treasurer  of  the Corporation is hereby designated  as  the

named  fiduciary  under this Agreement for ERISA  purposes.   The

Vice  President and Treasurer shall have discretionary  authority

to   control   and  manage  the  operation,  interpretation   and

administration  of  this Agreement and to  establish  any  claims procedures required by ERISA.

     9.    Any of the provisions of this Agreement may be amended

or  altered, and such changes shall become effective when reduced to writing and signed by both of the Parties.

     10.   This Agreement shall be binding upon and inure to  the

benefit  of the Corporation, and its successors and assigns,  and the Trustee, and his successors and assigns.

     11.  Except to the extent that federal law applies, this

Agreement shall be governed by, and construed in accordance with,

the laws of the State of Rhode Island.  However, if and to the extent that ERISA applies, ERISA shall pre-empt any state laws

(including the laws of the State of Rhode Island) relating to this Agreement.

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     SIGNED and SEALED in two original counterparts as of the
date first above written.


                                   NORTEK, INC.



                                   By: /s/Richard J. Harris
                                   Its:Vice President and Treasurer,
                                     duly authorized



                                    /s/ Douglass N. Ellis, Jr.
                                   Douglass N. Ellis, Jr., for
                                   himself and his successors
                                   in office as trustee of The
                                   Richard L. Bready 1996
                                   Irrevocable Trust,
                                   and not individually

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   Appendix (prepared by the Company for SEC filing purposes)
                               to
Exhibit  10.2 -- Split Dollar Agreement dated as of December  20,
1996 between the Company and Douglass N. Ellis, Jr., as trustee of The Richard L. Bready 1996 Irrevocable Trust


      The  life  insurance policies covered by this Split  Dollar
Agreement (the "Agreement") currently provide for death benefits in the following amounts to be divided between the beneficiary of the policy and the Company pursuant to the Agreement:

                    First Policy    $8,778,907

                    Second Policy  $17,806,847